Exhibit (j)(5)
                             MONEY MARKET PORTFOLIO


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, R. Jay Gerken of North Caldwell, New Jersey, Chairman of the Board of Trustees, Chief Executive Officer of Money Market Portfolio, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Money Market Portfolio and to sign any and all amendments, including post-effective amendments thereto that may be filed.

                  IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.


                                              /s/ R. Jay Gerken
                                              Chairman of the Board of Trustees,
                                              Chief Executive Officer
                                              Money Market Portfolio

Exhibit (j)(5)
                             MONEY MARKET PORTFOLIO


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:

That I, Frances M. Hawk of Downingtown, Pennsylvania, a member of the Board of Trustees of Money Market Portfolio, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Money Market Portfolio and to sign any and all amendments, including post-effective amendments thereto that may be filed.


                  IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.


                                               /s/ Frances M. Hawk
                                               A Member of the Board of Trustees
                                               Money Market Portfolio

Exhibit (j)(5)
                             MONEY MARKET PORTFOLIO


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:

That I, Lewis Mandell of Amherst, New York, a member of the Board of Trustees of Money Market Portfolio, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Money Market Portfolio and to sign any and all amendments, including post-effective amendments thereto that may be filed.


                  IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.


                                               /s/Lewis Mandell
                                               A Member of the Board of Trustees
                                               Money Market Portfolio

Exhibit (j)(5)

                             MONEY MARKET PORTFOLIO


                                POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS:

That I, Robert E. McGill III of Williamstown, Massachusetts, a member of the Board of Trustees of Money Market Portfolio, do hereby make, constitute and appoint, KATHLEEN A. McGAH, Secretary of said Trust, and ERNEST J. WRIGHT, Assistant Secretary of said Trust, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Trust on Form N-1A or other applicable form under the Securities Act of 1933 for the registration of shares of beneficial interest of Money Market Portfolio and to sign any and all amendments, including post-effective amendments thereto that may be filed.


                  IN WITNESS WHEREOF I have hereunto set my hand this 19th day of November, 2004.


                                               /s/Robert E. McGill III
                                               A Member of the Board of Trustees
                                               Money Market Portfolio